CONSULTANCY AGREEMENT

                                 By and Between

                             Jeffrey M. Busch, Esq.

                                       And

                          Global Med Technologies, Inc.

     THIS CONSULTANCY AGREEMENT, made and entered into this first day of August, 1998, by and between Global Med Technologies, Inc., a corporation organized and existing under the laws of the State of Colorado (hereinafter referred to as "Global"), with principal offices at 12600 W. Colfax Avenue, Suite A-500, Lakewood, Colorado 80215 and Jeffrey M. Busch, Esq. (hereinafter referred to as "Busch"), a resident of the State of Delaware, with an office at University Office Plaza, Suite 204B, Newark, Delaware.

                                   WITNESSETH

     WHEREAS, Global is an organization engaged in the development and marketing of medical technologies.

     WHEREAS, Busch for many years has been engaged in the practice of law and provision of strategic business planning and finance.

     WHEREAS, Busch is prepared to furnish legal and business expertise and assistance to Global in connection with its development and marketing of medical technologies.

     WHEREAS, Busch and Global desire to enter into this Agreement in order to set forth the rights and obligations of the parties with respect to Global's development and marketing of medical technologies.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound hereby, do hereby agree and certify as follows:

                                 I. DEFINITIONS

                             1. Terms and Meanings.

     The following terms shall have the indicated meanings ascribed to them when used herein:

     (a) "Act of God" shall mean an accident or event that is the result of natural causes, without human intervention or agency, that could not have been prevented by reasonable foresight or care.

     (b) "Agreement" shall mean this Agreement and the Exhibits attached hereto and made a part hereof, as amended and in effect from time to time.

     (c) "Board of Directors" shall mean the Board of Directors of Global Med Technologies, Inc., as such board may be constituted during the period of this Agreement.

     (d)  "Chairman and CEO" shall mean Michael I. Ruxin, or his successor.

     (e)  "Company" shall mean Global Med Technologies, Inc.

     (f) "Expenses" shall mean any and all expenses incurred by Busch in the performance of Busch's duties, including, but not limited to travel (together with lodging) to and from Busch's offices to Denver, Colorado and all support services utilized by Busch at Busch's offices in the performance of his duties.

     (g) "Exhibit" shall mean the original exhibits to this Agreement, if any, as amended and in effect from time to time, relating to specific aspects of the Agreement.

     (h)  "Independent Contractor" shall mean Jeffrey M. Busch, Esq.

     (i)  "Person" shall mean an individual or entity,  such as, but not limited
          to,  a  corporation,   general  partnership,  joint  venture,  limited
          partnership, trust or business association.


                              2. Gender and Number.

     Unless the context clearly indicates otherwise, where appropriate, the singular shall include the plural and the masculine shall include the feminine or neuter, and vice versa, to the extent necessary to give the terms defined in this Article 1 and/or the terms otherwise used in this Agreement their proper meanings.


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



                           II. STATEMENT OF AGREEMENT

                           1. Independent Contractor.

     Global hereby employs Busch as an independent contractor, and Busch hereby accepts such employment.

     It is expressly agreed by the Parties that nothing in this Agreement, or any exhibit, is intended to create, or may be construed to create, any legal or business relationship between the Parties other than as expressly defined in this Agreement, or in any exhibit, including, without limitation, the relationship of principal and agent, copartner, or any other similar relationship, the existence of which is hereby expressly denied by each Party.


                          2. Commencement of Services.

     Busch began working with Global in April 1998. This Agreement memorializes the oral agreements and understandings expressed by the parties since that date. The Agreement is effective immediately and shall terminate at such time as set forth in this Section 2 or for cause as hereinafter defined.

     Employment of Busch by Global as provided herein shall commence August 1, 1998 and shall end July 31, 2000, provided, however, that at the close of the first year of this Agreement the initial term hereof shall be automatically extended for an additional twelve months beyond the initial term for a new initial term of three years from the date of execution unless Global or Busch provides notice to the contrary at least 90 days prior to the close of the first year.


                          3. Services to be Performed.

     Busch shall provide on an "as needed" basis the following services:

     a. Such legal advice as may be provided by a corporate general counsel, provided, however, that Busch shall not provide and Global may not request legal advice pertaining to matters that involve either interpretation of Colorado laws or legal practice related thereto.

     b.   Advice, guidance and counsel regarding strategic planning and finance.


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


     c. As appropriate and at suitable times and places, introductions to parties or institutions that may prove to be of benefit or assistance to Global in the development and marketing of medical technologies.

     Busch shall devote such time and attention as may be required to effectuate the aforedescribed activities, it being understood and agreed, however, that Busch may not be required to devote more than twenty hours per month to the performance of his obligations under this Agreement.


                            4. Payment for Services.

     a. Global shall pay to Busch and Busch shall accept from Global as compensation for all services to be provided pursuant to this Agreement, Global stock and stock Warrants. Said compensation shall be payable in installments as follows:

          i. 50,000 shares of Global stock payable upon execution of this Agreement and on each anniversary date of such execution; and

          ii. Warrants for 600,000 shares of Global stock at a price of Seventy Five Cents ($.75) per share to be granted upon execution of this Agreement and exercisable for a period of ten (10) years beginning 1 September 1998.

     b. Expenses. Busch shall be entitled to prompt reimbursement upon production of original receipts for all reasonable expenses incurred by Busch in the performance of his obligations hereunder. Global shall advance reasonable estimates of such expenses upon request of Busch.


     5. Non-Compete.

Disclosure of Information.
--------------------------

     Busch recognizes and acknowledges that the information, processes, developments, experimental work, work in progress, business, list of Global's customers and any other trade secret or other secret or confidential information relating to Global's business as they may exist from time to time, are valuable, special and unique assets of Global's business. Therefore, Busch agrees that Busch will hold in strictest confidence and not disclose, reproduce, publish or use in any manner the aforedescribed confidential information, whether during or subsequent to his employment, without the express authorization of the Chairman

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



and Chief Executive Officer of Global, any information, process, development or experimental work, work in progress, business, customer lists, trade secret or any other secret or confidential information relating to any aspect of Global's business, except 1) as such disclosure or use may be required in connection with Busch's work for the Global and 2) where such information or items have become publicly known and made generally available through no wrongful act of Busch.

     Upon request or at the termination of this Agreement, Busch will deliver to Global, and not keep or deliver to anyone else, any and all notes, memoranda, documents and, in general, any and all material relating to the Global's business.

In the event of a breach or threatened breach by Busch of the provisions of this section, Global shall be entitled to an injunction (i) restraining Busch from disclosing, in whole or in part, any information as described above or from rendering any services to any person, firm corporation, association or other entity to whom such information, in whole or in part, has been disclosed or is threatened to be disclosed; and/or (ii) requiring that Busch deliver to Global all information, documents, notes, memoranda and any and all discoveries or other material as described above upon the termination of this Agreement.

Non-Solicitation.
-----------------

Non-Solicitation of Employees: During the employment period and for a period of twelve months after the cessation of employment for any reason, whether with or without cause, it is agreed that Busch shall not directly or indirectly, either alone or in concert with others, solicit or entice any employee of or consultant to the Company to leave the Company or work for anyone or entity in competition with Global. It is understood and agreed by and between the parties that this non-solicitation provision is necessary for the protection of trade secrets and other confidential information of the Global.

Solicitation of Customers: During the period of employment and for a period of 36 months (or such other period as may be legally permissible, but, in no event more than 36 months) after the cessation of Busch's employment for any reason, whether with or without cause, it is understood that Busch shall not directly or indirectly, either alone or in concert with others, solicit, entice, or in any way divert any of the Company's customers or suppliers to do business with any business entity in competition with the Company. It is understood and agreed between the parties that this non-solicitation provision is necessary for the protection of trade secrets and other confidential information of the Global.

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



                                 6. Termination.

     a. Global may terminate this Agreement in the event that Busch fails to perform the services enumerated in Article II, Section 3 of this Agreement, or in the event Busch fails to abide the conditions set forth in Article II,
Section 5 of this Agreement.

     b. Busch may terminate his services under this Agreement in the event Global fails to honor any one of the fee installments set forth in Article II,
Section 4 of this Agreement.

                                  7. Authority.

     Busch is an independent contractor and nothing contained in this Agreement shall be deemed or interpreted to constitute Busch as a partner, agent or employee of Global, nor shall either party have any authority to bind the other.


                            8. Totality of Agreement.

     It is agreed between the parties that there are no other agreements or understandings between them relating to the subject matter of this Agreement. This Agreement supersedes all prior agreements, oral or written, between the parties and is intended as a complete and exclusive statement of the agreement between the parties. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties.


                                9. Severability.

     If any portion of this Agreement, or the application thereof to any person or circumstances shall, in whole or part, be determined to be invalid or unenforceable, the remainder of this Agreement, or the application thereof to any person or circumstance other than those to which it is held invalid or unenforceable, shall not be affected thereby unless such invalidity or unenforceability materially impairs the benefits of this Agreement.


                                  10. Notices.

     a. All notices required or permitted to be given hereunder shall be in writing and may be delivered personally, transmitted by facsimile or by Certified Mail - Return Receipt Requested, postage prepaid, addressed to the party's last known address.

     b. Notices or (consents) transmitted by facsimile shall be effective upon transmission, properly addressed; by the Party giving such notice or consent.

     c. Notices or (consents) transmitted by Certified Mail shall be effective upon receipt thereof by the Party to which notice is addressed.

     d. Neither party to this Agreement shall be bound by any notice or consent given or received orally.

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



                                   11. Forum.

     This Agreement, in its validity, interpretation and performance, shall be construed in accordance with and governed solely by the applicable laws in force and effect in the State of Delaware.

                              12. Entry into Force.

     This Agreement shall enter into force upon execution by both parties.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                              JEFFREY M. BUSCH, ESQ.



                                              \s\ Jeffrey M. Busch
                                              ----------------------------------


                                              GLOBAL MED TECHNOLOGIES, INC.


                                              \s\ Michael I. Ruxin
                                              ----------------------------------
                                              Chairman

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